Exhibit 99.2
Westar Energy, Inc.
Fourth Quarter and Year-end 2013 Earnings
Released February 26, 2014

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com
NOTE:
The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,
	2013	2012	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$160,190	$148,494	$11,696	7.9
Commercial	154,057	146,839	7,218	4.9
Industrial	92,670	90,873	1,797	2.0
Other retail	6,034	(6,970)	13,004	186.6
Total Retail Revenues	412,951	379,236	33,715	8.9
Wholesale	85,491	87,387	(1,896)	(2.2)
Transmission	53,556	49,317	4,239	8.6
Other	7,880	7,832	48	0.6
Total Revenues	559,878	523,772	36,106	6.9
OPERATING EXPENSES:
Fuel and purchased power	151,783	137,150	14,633	10.7
SPP network transmission costs	44,894	42,405	2,489	5.9
Operating and maintenance	93,528	83,828	9,700	11.6
Depreciation and amortization	69,289	65,823	3,466	5.3
Selling, general and administrative	66,464	61,668	4,796	7.8
Taxes other than income	30,392	25,123	5,269	21.0
Total Operating Expenses	456,350	415,997	40,353	9.7
INCOME FROM OPERATIONS	103,528	107,775	(4,247)	(3.9)
OTHER INCOME (EXPENSE):
Investment earnings	1,444	955	489	51.2
Other income	5,861	8,136	(2,275)	(28.0)
Other expense	(4,188)	(5,740)	1,552	27.0
Total Other Income	3,117	3,351	(234)	(7.0)
Interest expense	46,377	44,451	1,926	4.3
INCOME BEFORE INCOME TAXES	60,268	66,675	(6,407)	(9.6)
Income tax expense	17,207	18,980	(1,773)	(9.3)
NET INCOME	43,061	47,695	(4,634)	(9.7)
Less: Net income attributable to noncontrolling interests	1,999	2,088	(89)	(4.3)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$41,062	$45,607	$(4,545)	(10.0)
Earnings per common share, basic	$0.32	$0.36	$(0.04)	(11.1)
Diluted earnings per common share	$0.32	$0.36	$(0.04)	(11.1)
Average equivalent common shares outstanding	127,892	126,929	963	0.8
DIVIDENDS DECLARED PER COMMON SHARE	$0.34	$0.33	$0.01	3.0
Effective income tax rate	28.55%	28.47%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Twelve Months Ended December 31,
	2013	2012	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$728,852	$714,562	$14,290	2.0
Commercial	667,106	640,654	26,452	4.1
Industrial	374,825	368,909	5,916	1.6
Other retail	8,939	(5,845)	14,784	252.9
Total Retail Revenues	1,779,722	1,718,280	61,442	3.6
Wholesale	348,239	316,353	31,886	10.1
Transmission	210,281	193,797	16,484	8.5
Other	32,412	33,040	(628)	(1.9)
Total Revenues	2,370,654	2,261,470	109,184	4.8
OPERATING EXPENSES:
Fuel and purchased power	634,797	589,990	44,807	7.6
SPP network transmission costs	178,604	166,547	12,057	7.2
Operating and maintenance	359,060	342,055	17,005	5.0
Depreciation and amortization	272,593	270,464	2,129	0.8
Selling, general and administrative	224,133	226,012	(1,879)	(0.8)
Taxes other than income	122,282	104,269	18,013	17.3
Total Operating Expenses	1,791,469	1,699,337	92,132	5.4
INCOME FROM OPERATIONS	579,185	562,133	17,052	3.0
OTHER INCOME (EXPENSE):
Investment earnings	10,056	7,411	2,645	35.7
Other income	35,609	35,378	231	0.7
Other expense	(18,099)	(19,987)	1,888	9.4
Total Other Income	27,566	22,802	4,764	20.9
Interest expense	182,167	176,337	5,830	3.3
INCOME BEFORE INCOME TAXES	424,584	408,598	15,986	3.9
Income tax expense	123,721	126,136	(2,415)	(1.9)
NET INCOME	300,863	282,462	18,401	6.5
Less: Net income attributable to noncontrolling interests	8,343	7,316	1,027	14.0
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	292,520	275,146	17,374	6.3
Preferred dividends	—	1,616	(1,616)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$292,520	$273,530	$18,990	6.9
Earnings per common share, basic	$2.29	$2.15	$0.14	6.5
Diluted earnings per common share	$2.27	$2.15	$0.12	5.6
Average equivalent common shares outstanding	127,463	126,712	751	0.6
DIVIDENDS DECLARED PER COMMON SHARE	$1.36	$1.32	$0.04	3.0
Effective income tax rate	29.14%	30.87%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	December 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,487	$5,829
Accounts receivable, net of allowance for doubtful accounts of $4,596 and $4,916, respectively	250,036	224,439
Fuel inventory and supplies	239,511	249,016
Deferred tax assets	37,927	—
Prepaid expenses	15,821	15,847
Regulatory assets	135,408	114,895
Other	23,608	33,049
Total Current Assets	706,798	643,075
PROPERTY, PLANT AND EQUIPMENT, NET	7,551,916	7,013,765
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	296,626	321,975
OTHER ASSETS:
Regulatory assets	620,006	887,777
Nuclear decommissioning trust	175,625	150,754
Other	246,140	247,885
Total Other Assets	1,041,771	1,286,416
TOTAL ASSETS	$9,597,111	$9,265,231
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$250,000	$—
Current maturities of long-term debt of variable interest entities	27,479	25,942
Short-term debt	134,600	339,200
Accounts payable	233,351	180,825
Accrued dividends	43,604	41,743
Accrued taxes	69,742	58,624
Accrued interest	80,457	77,891
Regulatory liabilities	35,982	37,557
Other	80,184	84,359
Total Current Liabilities	955,399	846,141
LONG-TERM LIABILITIES:
Long-term debt, net	2,968,958	2,819,271
Long-term debt of variable interest entities, net	194,802	222,743
Deferred income taxes	1,361,418	1,197,837
Unamortized investment tax credits	192,265	191,512
Regulatory liabilities	293,574	285,618
Accrued employee benefits	331,558	564,870
Asset retirement obligations	160,682	152,648
Other	69,924	74,336
Total Long-Term Liabilities	5,573,181	5,508,835
COMMITMENTS AND CONTINGENCIES (See Notes 13 and 15)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding zero shares and 214,363 shares, respective to each date	—	—
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 128,254,229 shares and 126,503,748 shares, respective to each date	641,271	632,519
Paid-in capital	1,696,727	1,656,972
Retained earnings	724,776	606,649
Total Westar Energy, Inc. Shareholders’ Equity	3,062,774	2,896,140
Noncontrolling Interests	5,757	14,115
Total Equity	3,068,531	2,910,255
TOTAL LIABILITIES AND EQUITY	$9,597,111	$9,265,231

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2013	2012
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$300,863	$282,462
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	272,593	270,464
Amortization of nuclear fuel	22,690	24,369
Amortization of deferred regulatory gain from sale leaseback	(5,495)	(5,495)
Amortization of corporate-owned life insurance	15,149	28,792
Non-cash compensation	8,188	7,255
Net deferred income taxes and credits	123,307	126,248
Stock-based compensation excess tax benefits	(576)	(1,698)
Allowance for equity funds used during construction	(14,143)	(11,706)
Changes in working capital items:
Accounts receivable	(24,649)	2,408
Fuel inventory and supplies	10,124	(19,227)
Prepaid expenses and other	(12,316)	(3,630)
Accounts payable	7,856	(19,161)
Accrued taxes	14,218	11,937
Other current liabilities	(52,829)	(105,169)
Changes in other assets	(4,167)	13,015
Changes in other liabilities	41,990	(1,758)
Cash Flows from Operating Activities	702,803	599,106
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(780,098)	(810,209)
Purchase of securities - trust	(66,668)	(20,473)
Sale of securities - trust	81,994	21,604
Investment in corporate-owned life insurance	(17,724)	(18,404)
Proceeds from investment in corporate-owned life insurance	147,658	33,542
Proceeds from federal grant	876	4,775
Investment in affiliated company	(4,947)	(8,669)
Other investing activities	(2,992)	497
Cash Flows used in Investing Activities	(641,901)	(797,337)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(205,241)	52,900
Proceeds from long-term debt	492,347	541,374
Retirements of long-term debt	(100,000)	(220,563)
Retirements of long-term debt of variable interest entities	(25,942)	(28,114)
Repayment of capital leases	(2,995)	(2,679)
Borrowings against cash surrender value of corporate-owned life insurance	59,565	67,791
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(145,418)	(34,838)
Stock-based compensation excess tax benefits	576	1,698
Preferred stock redemption	—	(22,567)
Issuance of common stock	32,906	6,996
Distributions to shareholders of noncontrolling interests	(2,419)	(3,295)
Cash dividends paid	(162,904)	(158,182)
Other financing activities	(2,719)	—
Cash Flows (used in) from Financing Activities	(62,244)	200,521
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,342)	2,290
CASH AND CASH EQUIVALENTS:
Beginning of period	5,829	3,539
End of period	$4,487	$5,829

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
4th Quarter 2013 vs. 2012

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2012 earnings attributable to common stock			$45,607		$0.36

		Favorable/(Unfavorable)

	Retail		33,715	A
	Wholesale		(1,896)	B
	Transmission		4,239
	Other revenues		48
	Fuel and purchased power		(14,633)	C
	SPP network transmission costs		(2,489)	D
	Gross Margin		18,984
	Operating and maintenance		(9,700)	E
	Depreciation and amortization		(3,466)	F
	Selling, general and administrative		(4,796)	G
	Taxes other than income taxes		(5,269)	H
	Other income (expense)		(234)	I
	Interest expense		(1,926)
	Income tax expense		1,773
	Net income attributable to noncontrolling interests		89
	Change in shares outstanding	0.00

2013 earnings attributable to common stock			$41,062		$0.32

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to an 6% increase in average retail prices (see page 7 for changes by customer class)

B	Due to a 8% decrease in MWh sales (see page 7 for changes by customer class)

C	Due primarily to collecting previously deferred fuel and purchase power expense in revenue

D	Due principally to increased investment in the transmission system within the SPP RTO that is largely offset by increased prices

E	Due primarily to increased costs for tree trimming and other distribution reliability activities -- ($6.8M); and higher amortization of refueling outage costs at Wolf Creek -- ($1.6M)

F	Due to additional depreciation expense associated primarily with additions at our power plants

G	Due primarily to higher labor and other employee benefit costs -- ($8.8M); contribution in 2012 to company charitable foundation -- $3.5M

H	Due primarily to increase in property taxes (offset through increased prices) -- ($4.9M)

I	Due primarily to: an increase in AFUDC -- $2.1M; and net COLI impact -- ($3.1M)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD December 2013 vs. 2012

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2012 earnings attributable to common stock			$273,530		$2.15

		Favorable/(Unfavorable)

	Retail		61,442	A
	Wholesale		31,886	B
	Transmission		16,484
	Other revenues		(628)
	Fuel and purchased power		(44,807)	C
	SPP network transmission costs		(12,057)	D
	Gross Margin		52,320
	Operating and maintenance		(17,005)	E
	Depreciation and amortization		(2,129)
	Selling, general and administrative		1,879	F
	Taxes other than income		(18,013)	G
	Other income (expense)		4,764	H
	Interest expense		(5,830)	I
	Income tax expense		2,415
	Net income attributable to noncontrolling interests		(1,027)
	Preferred dividends		1,616
	Change in shares outstanding	(0.01)

2013 earnings attributable to common stock			$292,520		$2.29

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to a 6% increase in average retail prices (see page 8 for changes by customer class)

B	Due to a 11% increase in MWh sales (see page 8 for changes by customer class)

C	Due primarily to an 9% increase in fuel used for generation and 4% increase in MWhs generated

D	Due principally to increased investment in the transmission system within the SPP RTO that is largely offset by increased prices

E
Due principally to higher costs for tree trimming and other distribution reliability activities of -- ($11.8M), and higher amortization of refueling outage costs and costs incurred during an unscheduled maintenance outage in 2013 at Wolf Creek -- ($5.0 million).

F
Due primarily to: restructuring insurance contracts to lower post-retirement and other employee benefit costs -- $8.6M; lower labor cost -- $2.3M; higher pension cost (offset through increased prices) -- ($12.3M); contribution in 2012 to company charitable foundation -- $3.5M

G	Due primarily to an increase in property taxes (offset in increased prices) -- ($18.2M)

H
Due primarily to: investment earnings in a trust to fund retirement benefits and Prairie Wind Transmission JV -- $2.6M; higher Equity AFDUC -- $2.4M; COLI expense adjustment -- $1.9M; and gain on sale of fuel inventory in 2012 -- ($2.2M)

I	Due primarily to additional outstanding debt

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended December 31,
	2013	2012	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$160,190	$148,494	$11,696	7.9
Commercial	154,057	146,839	7,218	4.9
Industrial	92,670	90,873	1,797	2.0
Other retail	3,219	3,125	94	3.0
Provision for rate refunds	2,815	(10,095)	12,910	127.9
Total Retail Revenues	412,951	379,236	33,715	8.9
Tariff-based wholesale	66,088	62,718	3,370	5.4
Market-based wholesale	19,403	24,669	(5,266)	(21.3)
Transmission	53,556	49,317	4,239	8.6
Other	7,880	7,832	48	0.6
Total Revenues	$559,878	$523,772	$36,106	6.9

Electricity Sales	(Thousands of MWh)
Residential	1,448	1,371	77	5.6
Commercial	1,758	1,740	18	1.0
Industrial	1,387	1,372	15	1.1
Other retail	21	21	—	—
Total Retail	4,614	4,504	110	2.4
Tariff-based wholesale	1,359	1,354	5	0.4
Market-based wholesale	775	974	(199)	(20.4)
Total wholesale	2,134	2,328	(194)	(8.3)
Total Electricity Sales	6,748	6,832	(84)	(1.2)

	(Dollars per MWh)
Total retail	$89.50	$84.20	$5.30	6.3
Tariff-based wholesale	$48.63	$46.32	$2.31	5.0
Market-based wholesale	$25.04	$25.33	$(0.29)	(1.1)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$119,215	$115,115	$4,100	3.6
Purchased power	27,823	26,343	1,480	5.6
Subtotal	147,038	141,458	5,580	3.9
RECA recovery and other	4,745	(4,308)	9,053	210.1
Total fuel and purchased power expense	$151,783	$137,150	$14,633	10.7

Electricity Supply	(Thousands of MWh)
Generated - Gas	301	55	246	447.3
Coal	4,768	4,842	(74)	(1.5)
Nuclear	1,110	1,253	(143)	(11.4)
Wind	116	100	16	16.0
Subtotal electricity generated	6,295	6,250	45	0.7
Purchased	825	865	(40)	(4.6)
Total Electricity Supply	7,120	7,115	5	0.1

	(Dollars per MWh)
Average cost of fuel used for generation	$18.94	$18.42	$0.52	2.8
Average cost of purchased power	$33.72	$30.45	$3.27	10.7
Average cost of fuel and purchased power	$20.65	$19.88	$0.77	3.9

Degree Days		2011/
	2013	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	45	44	1	2.3
Actual compared to 20 year average	45	39	6	15.4
Heating
Actual compared to last year	2,052	1,651	401	24.3
Actual compared to 20 year average	2,052	1,808	244	13.5

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Twelve Months Ended December 31,
	2013	2012	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$728,852	$714,562	$14,290	2.0
Commercial	667,106	640,654	26,452	4.1
Industrial	374,825	368,909	5,916	1.6
Other retail	12,739	12,374	365	2.9
Provision for rate refunds	(3,800)	(18,219)	14,419	79.1
Total Retail Revenues	1,779,722	1,718,280	61,442	3.6
Tariff-based wholesale	276,638	261,375	15,263	5.8
Market-based wholesale	71,801	54,978	16,823	30.6
Transmission	210,281	193,797	16,484	8.5
Other	32,412	33,040	(628)	(1.9)
Total Revenues	$2,370,854	$2,261,470	$109,384	4.8

Electricity Sales	(Thousands of MWh)
Residential	6,523	6,684	(161)	(2.4)
Commercial	7,480	7,581	(101)	(1.3)
Industrial	5,407	5,588	(181)	(3.2)
Other retail	86	85	1	1.2
Total Retail	19,496	19,938	(442)	(2.2)
Tariff-based wholesale	5,777	5,643	134	2.4
Market-based wholesale	2,816	2,076	740	35.6
Total wholesale	8,593	7,719	874	11.3
Total Electricity Sales	28,089	27,657	432	1.6

	(Dollars per MWh)
Total retail	$91.29	$86.18	$5.11	5.9
Tariff-based wholesale	$47.89	$46.32	$1.57	3.4
Market-based wholesale	$25.50	$26.48	$(0.98)	(3.7)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$532,277	$489,268	$43,009	8.8
Purchased power	114,783	103,902	10,881	10.5
Subtotal	647,060	593,170	53,890	9.1
RECA recovery and other	(12,263)	(3,180)	(9,083)	(285.6)
Total fuel and purchased power expense	$634,797	$589,990	$44,807	7.6

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,785	2,238	(453)	(20.2)
Coal	20,677	18,691	1,986	10.6
Nuclear	3,369	3,894	(525)	(13.5)
Wind	427	438	(11)	(2.5)
Subtotal electricity generated	26,258	25,261	997	3.9
Purchased	3,413	3,935	(522)	(13.3)
Total Electricity Supply	29,671	29,196	475	1.6

	(Dollars per MWh)
Average cost of fuel used for generation	$20.27	$19.37	$0.90	4.6
Average cost of purchased power	$33.63	$26.40	$7.23	27.4
Average cost of fuel and purchased power	$21.81	$20.32	$1.49	7.3

Degree Days		2011/
	2013	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,641	2,140	(499)	(23.3)
Actual compared to 20 year average	1,641	1,623	18	1.1
Heating
Actual compared to last year	5,157	3,687	1,470	39.9
Actual compared to 20 year average	5,157	4,668	489	10.5

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		December 31, 2013		December 31, 2012
		(Dollars in Thousands)
Current maturities of long-term debt		$250,000		$—
Current maturities of long-term debt of VIEs		27,479		25,942
Long-term debt, net		2,968,958		2,819,271
Long-term debt of variable interest entities, net		194,802		222,743
Total debt		3,441,239	53.0%	3,067,956	51.4%
Common equity		3,062,774	46.9%	2,896,140	48.4%
Noncontrolling interests		5,757	0.1%	14,115	0.2%
Total capitalization		$6,509,770	100.0%	$5,978,211	100.0%

GAAP Book value per share		$23.88		$22.89
Period end shares outstanding (in thousands)		128,254		126,504

Outstanding Long-Term Debt

	CUSIP	December 31, 2013		December 31, 2012
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
4.125% Series due December 2042	95709TAH3	550,000		550,000
4.10% Series due March 2043	95709TAJ9	250,000		—
4.625% Series due August 2043	95709TAK6	250,000		—
		2,250,000		1,750,000
Pollution control bond series:
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
		75,500		75,500
Total Westar Energy		2,325,500		1,825,500

KGE
First mortgage bond series:
6.70%Series due June 2019	U24448AB5	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
		625,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
4.85% Series due June 2031	121825CB7	50,000		50,000
5.6% Series due June 2031	121825CD3	—		50,000
6.0% Series due June 2031	121825CE1	—		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
		273,940		373,940
Total KGE		898,940		998,940

Total long-term debt		3,224,440		2,824,440
Unamortized debt discount		(5,482)		(5,169)
Long-term debt due within one year		(250,000)		—
Total long-term debt, net		$2,968,958		$2,819,271

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. In addition, SPP network transmission costs fluctuate due primarily to investments by us and other members of the SPP for upgrades to the transmission grid within the SPP RTO. As with fuel and purchased power costs, changes in SPP network transmission costs are mostly reflected in the prices we charge customers with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and twelve months ended 2013 and 2012 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2013	2012	Change	2013	2012	Change
	(Dollars in Thousands)
Revenues	$559,878	$523,772	$36,106	$2,370,654	$2,261,470	$109,184
Less: Fuel and purchased power expense	151,783	137,150	14,633	634,797	589,990	44,807
SPP network transmission costs	44,894	42,405	2,489	178,604	166,547	12,057
Gross Margin	$363,201	$344,217	$18,984	$1,557,253	$1,504,933	$52,320

Gross margin	$363,201	$344,217	$18,984	$1,557,253	$1,504,933	$52,320
Less: Operating and maintenance expense	93,528	83,828	9,700	359,060	342,055	17,005
Depreciation and amortization expense	69,289	65,823	3,466	272,593	270,464	2,129
Selling, general and administrative expense	66,464	61,668	4,796	224,133	226,012	(1,879)
Taxes other than income tax	30,392	25,123	5,269	122,282	104,269	18,013
Income from operations	$103,528	$107,775	$(4,247)	$579,185	$562,133	$17,052

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2013 should be read in conjunction with this financial information.

2014 Earnings Guidance

2014 EPS guidance range                                    $2.25 - $2.40

Key drivers and planning assumptions:

•	Retail MWh sales up 50 - 100 bp

•	Modest annualized price adjustments

◦	~$31 million 2012 abbreviated rate case, effective December 2013

◦	~$35 million transmission formula rate and companion TDC, net of SPP network costs

◦	~$13 million environmental cost recovery rider

•	~3% increase in combined O&M and SG&A expenses excluding SPP network costs & property tax that have revenue offsets

◦	~10% increase top line combined O&M and SG&A expense

•	~5% increase in depreciation expense

•	COLI proceeds ~$14 million

•	No change in equity AFUDC

•	Effective tax rate 32-34%

•	Financing:

◦	No additional equity

◦	No additional debt issuance anticipated

▪	Refinance $250M first mortgage bond due July

◦	Settle 3 million forward shares already priced under ATM for yearend average annual outstanding count ~130 million

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2013 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; and (2) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

2014 – 2018 Capital Forecast

	Actual	Forecast					
	2013	2014	2015	2016	2017	2018	2014 - 2018
Generation replacements	$217.0	$181.6	$173.1	$136.8	$135.9	$198.9	$ 826.3
Westar environmental	113.9	129.3	38.2	21.9	55.3	50.5	295.2 (a)
La Cygne environmental	163.5	107.7	73.8	-	-	-	181.5
Nuclear Fuel	4.2	52.9	28.6	30.2	50.0	34.6	196.3 (b)
Transmission	197.8	179.1	186.9	203.4	228.1	221.6	1,019.1 (c)
Distribution	108.4	137.2	147.7	157.3	153.0	160.4	755.6
Other	40.3	26.2	30.7	41.4	44.7	26.0	169.0
Total	$845.1	$814.0	$679.0	$591.0	$667.0	$692.0	$ 3,443.0

Prairie Wind joint venture *$ 4.0* *$ 6.7*
(WR joint venture investment not included in the CapEx table.)

a) Annual recovery through Environmental Cost Recovery Rider
b) Recovery through the fuel adjustment clause
c) Annual recovery through FERC Transmission Formula Rate and companion retail Transmission Delivery Charge

2014 - 2018 Capital Forecast 1

Westar Energy

2014 - 2018 Capital Forecast

5%
24%
22%
8%
5%
30%
6%
Generation replacements
Environmental - WR
Environmental - La Cygne
Nuclear Fuel
Transmission
Distribution
Other

2014 - 2018 Capital Forecast
2
Westar Energy.

Attractive and Growing Dividend

- Dividend payout target of 60% - 75% of earnings
  - 2014 EPS guidance implies a 58% to 62% payout

Annualized dividend per share
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
5% CAGR
$0.92
$1.00
$1.08
$1.16
$1.20
$1.24
$1.28
$1.32
$1.36
$1.40
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
Indicated annual dividend

2014 Dividend Update 3

Westar Energy.